SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

               __________________________________

                            FORM 8-K



                         CURRENT REPORT


                Pursuant to Section 13 or 15 (d)
             of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 8, 1997
                                                 (October 7, 1997)



                      HON INDUSTRIES Inc.
     (Exact name of registrant as specified in its charter)



       Iowa                     0-2648                42-0617510
(State or other              (Commission        (IRS Employer
 jurisdiction of              File Number)       Identification Number)
 incorporation)



     414 East Third Street                        52761-7109
          P.O. Box 1109                           (Zip Code)
          Muscatine, IA
(Address of principal executive office)


                         (319)264-7400
      (Registrant's telephone number, including area code)



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Item 5. Other Events.
_____________________

On October 7, 1997, HON INDUSTRIES Inc. issued a press release relating to signing a purchase agreement to acquire substantially all of the assets and operations of BEVIS Custom Furniture, Inc., a wholly owned subsidiary of Hunt Manufacturing Co., the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information
______________________________________________________________

and Exhibits.
____________

(c)  Exhibits.

     99.1 Text of press release dated October 7, 1997.



                           Signature.
                           __________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HON INDUSTRIES Inc.

Date: October 8, 1997             By:  /s/ Melvin L. McMains
                                       _____________________
                                       Controller and
                                       Principal Accounting Officer







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